TAXES ON INCOME (Schedule Of Deferred Income Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss carry forward	$ 64,353	$ 65,641
Temporary differences mainly relating to Research and Development, reserves and allowances	21,472	28,429
Deferred tax asset before valuation allowance	85,825	94,070
Valuation allowance	(85,825)	(85,791)
Deferred tax asset		$ 8,279